UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): May 6, 2019

Adamant DRI Processing and Minerals Group

(Exact name of registrant as specified in its charter)

Nevada	000-49729	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14D, Block B, Nanhai Building, Nanshan District

Shenzhen, Peoples’ Republic of China

(Address of principal executive offices)

Registrant’s telephone number, including area code: +86 18126523457

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act: None

Item 3.02	Sales of Unregistered Equity Securities.

On May 6, 2019, the Board of Directors of Adamant DRI Processing and Minerals Group (the “Company”) authorized the issuance of 600,000 shares of common stock to Ethan Chuang, a director of the Company, for services rendered to the Company as a director, President, Chief Executive Officer and Chief Financial Officer. The issuance of the shares to Mr. Chuang, an accredited investor, was exempt from the registration requirements of the Securities Act pursuant to Rule 506 of Regulation D promulgated under the Securities Act. The certificates evidencing the shares were endorsed with the customary Securities Act restrictive legend.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 6, 2019, the Board of Directors of the Company elected Jing Xie as President, Chief Executive Officer and Chief Financial Officer of the Company. Ms. Xie replaces Ethan Chuang as President, Chief Executive Officer and Chief Financial Officer of the Company.

Ms. Xie, age 28, is the Board Chairman and CEO of Shenzhen Dingshang Technology Co., Ltd., a company which she founded in 2009. Shenzhen Dingshang is a local leader in the fields of model display design and visual presentation in Shenzhen. Prior to establishing Dingshang Technology, from March 2017 to December 2018, Ms. Xie Jing served in a senior management position in Guangdong China Travel Services (Shenzhen) Co., Ltd. which is a leading promoter of passenger liner honeymoons and which expanded the Russian tourism market, leading to substantially increased revenues for the company during Ms. Xie’s tenure. In addition, prior to joining China Travel Services, Ms. Xie was responsible for the administrative affairs of Shenzhen FLY Biotechnology Co., Ltd., an innovative enterprise committed to the finding biotechnology based solutions to disease, which she joined in March 2015. Ms. Xie Jing graduated from Beijing Communication College with a bachelor’s degree in management in 2013.

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SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADAMANT DRI PROCESSING AND MINERALS GROUP

Date: May 8, 2019	By:	/s/ Jing Xie
Jing Xie
Chief Executive Officer

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